EXHIBIT 99.1

                                 FIRST AMENDMENT
                                     TO THE
                       SECOND AMENDED AND RESTATED BY-LAWS
                                       OF
                               NOVOSTE CORPORATION
                             DATED OCTOBER 16, 2002

     Article III Section 3.03 of the Second Amended and Restated By-Laws of Novoste Corporation (the "By-laws") shall be amended and restated in its entirety to read as follows:

     "Section 3.03. Special Meetings.

          a. A special meeting of the shareholders for any purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the President, the Chairman, by order of the Board of Directors or by a shareholder or shareholders holding of record at least ten percent (10%) in voting power of the outstanding shares of the Corporation entitled to vote at such meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice of meeting thereof.

          b. Any shareholder(s) wishing to call a special meeting pursuant to subparagraph (a) of this Section 3.03 shall provide notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation. Such shareholder's notice shall set forth: (1) a brief description of the business that the shareholder proposes to bring before the special meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the special meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (2) if the matters to be considered at the special meeting include the election of directors, such shareholder notice shall set forth as to each person whom the shareholder proposes to nominate for election as a director (A) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (B) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, and (C) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such special meeting and intends to appear in person or by proxy at the special meeting to propose such business or nomination; and (4) a request that the Board of Directors fix a record date and a meeting date for such special meeting.

          Upon receipt of such notice, the Secretary of the Corporation shall make a determination as to whether such notice is in accordance with the informational requirements of this subsection (b). If the Secretary determines that the notice is not in accordance with the informational requirements of this subsection (b), the Secretary shall notify the shareholder(s) in writing of such determination and the reasons therefore. If the Secretary determines that the notice is in accordance with the informational requirements of this subsection (b), the Secretary shall notify the Board of Directors of such determination. Upon notice by the Secretary that such notice has been received and is in accordance with the informational requirements of this subsection (b), the Board of Directors shall meet (or take action by written consent) within 10 days therefrom to fix (x) a record date in order that the Corporation may determine the shareholders entitled to notice of and to vote at the special meeting and
     (y) a meeting date and location for such special meeting. Such record date shall not precede the date upon which such Board of Directors' meeting occurs or written consent is executed and shall not be more than 10 days after the date upon which such Board of Directors' meeting occurs or written consent is executed. Such meeting date shall be no earlier than 45 days and no later than 70 days after the record date."

     Article III of the By-Laws shall be amended to add Section 3.07, which shall read in its entirety as follows:

     "Section 3.07. Notice of Shareholder Business and Nominations.

          a. Annual Meetings of Shareholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only (A) pursuant to the Corporation's notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any shareholder of the Corporation who was a shareholder of record of the Corporation at the time the notice provided for in this Section 3.07 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 3.07.

          (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (C) of paragraph (a)(1) of this Section 3.07, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of

     Directors must constitute a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that no annual meeting was held in the prior year or the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the shareholder must be so delivered not later than the tenth day following the earlier of (A) the day on which public announcement of the date of such meeting is first made by the Corporation or (B) the date notice of the meeting was mailed to shareholders). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth: (A) as to each person whom the shareholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the By-Laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and all information relating to such business that is required to be disclosed in solicitations of proxies for such business, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; and (C) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner,
     (iii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a shareholder if the shareholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with

     Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such shareholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

          b. Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 3.07 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and a public announcement by the Corporation naming the nominees for the additional directorships is not made at least one hundred days prior to the first anniversary of the preceding year's annual meeting, then a shareholder's notice required by this Section 3.07 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary in writing at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation."


                                      * * *





                                       4
1543914v1